Exhibit 10.9

GUARANTY

This Guaranty, dated as of December 16, 2024 (this “Guaranty”), is made by 1847 Holdings LLC, a Delaware limited liability company (“Holdings”), CMD, Inc., a Nevada corporation (“CMD”) and CMD Finish Carpentry LLC, a Nevada limited liability company (“Finish”) (collectively, the “Guarantors” and each individually, a “Guarantor”), in favor of The CD Trust, dated October 18, 2021 (“Lender”).

WHEREAS, 1847 CMD Inc., a Delaware corporation (the “Borrower”), has entered into that certain Amended and Restated Stock and Membership Interest Purchase Agreement dated as of December 5, 2024 with Lender (the “Purchase Agreement”);

WHEREAS, pursuant to Section 2.2(c) of the Purchase Agreement, the Borrower is required to deliver to Lender a promissory note of even date herewith in the principal amount of One Million Fifty Thousand Dollars ($1,050,000) (the “Note”); and

WHEREAS, Borrower is a wholly-owned subsidiary of Guarantor, and CMD and Finish are wholly-owned subsidiaries of Borrower; and

WHEREAS, as a condition to Lender entering into the Purchase Agreement and in order to induce Lender to extend credit to Borrower under the Note, Guarantors have agreed to execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Guaranteed Indebtedness. Guarantors hereby absolutely, unconditionally and irrevocably, jointly and severally, guarantee to Lender the full and prompt payment, performance, observance, compliance, and satisfaction of the Guaranteed Obligations (as hereinafter defined). As used herein, “Guaranteed Obligations” includes all indebtedness on the part of the Borrower to be paid, performed, observed, complied with, or satisfied, as and when due under the Note and/or the Purchase Agreement. In the event of any material uncured default by the Borrower in the payment, observance, compliance, satisfaction, or performance of any of the Guaranteed Obligations, Guarantors shall promptly pay and perform the same, upon demand. Guarantors agree and acknowledge that this Guaranty shall be unconditional and absolute, and is a guaranty of payment and performance and not merely a guaranty of collection. This Guaranty may not be revoked by Guarantors and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by any Guarantor.

2. Payment of Indebtedness. Payment shall be made in any coin or currency which at the time of payment is legal tender in the United States of America for public and private debts. To the fullest extent permitted by law, the payment by Guarantors of any amount of the Guaranteed Obligations shall not entitle Guarantors to any right, title or interest (whether by law or by way of subrogation or otherwise) in and to the Guaranteed Obligations or any proceeds thereof, or any security therefor. As to the obligation arising hereunder, Guarantors shall not be deemed “creditors” of the Borrower as defined in the United States Bankruptcy Code.

3. Subordination. All claims of the Lender to any amounts at any time owed under this Guaranty (collectively, “Junior Indebtedness”) are hereby expressly made subject, subordinate, and junior to all Senior Indebtedness (as defined below). No payments shall be due under this Guaranty if an event of default exists under the Senior Indebtedness and in such case Lender shall not, directly or indirectly ask, demand, sue for, take or receive from Guarantors, and Guarantors shall not remit, make or pay, directly or indirectly, in each case by setoff or in any other manner (whether in cash, property, securities or other form), the whole or any part of any amount due hereunder, provided that prior to such event of default, payments may continue to be made under this Guaranty. Upon the request of the Guarantors or any holder of Senior Indebtedness, the Lender shall confirm (in writing) the above subordination provisions and shall execute and deliver such additional subordination agreements as any holder of Senior Indebtedness may reasonably require consistent with the provisions set forth above. For purposes hereof, “Senior Indebtedness” means, the indebtedness under that certain Note Purchase Agreement, dated as of October 8, 2021, by and among Borrower, certain of its affiliates, Leonite Capital LLC, as administrative agent (in such capacity, (the “Agent”), and purchasers there under (“Purchasers”) (as amended the “Senior Debt”), all other indebtedness of the Borrower or 1847 Holdings LLC (“Holdings”) or their affiliates, whether outstanding on the date of the execution of this Note or thereafter created, to banks, insurance companies, other financial institutions, private equity funds, hedge funds or other similar funds, which shall all be subordinate to the Senior Indebtedness. The foregoing shall be without prejudice to Purchasers’ right to request a Subordination Agreement from Lender which shall be reasonably agreed to between the Lender and the holder of the Senior Indebtedness. Senior Indebtedness shall also include indebtedness for taxes owed to federal or state agencies and other indebtedness that by operation of law has a right that is senior to the Junior Indebtedness. In furtherance of the foregoing, upon the occurrence of a bankruptcy proceeding, the Senior Indebtedness (and among Senior Indebtedness, the Senior Debt) shall be paid in full first and Lender shall not object to any motion or action by Agent and/or Purchasers or any other holder of Senior Indebtedness. Any payment made by Guarantors in violation of this Section 3 shall be held in trust by Lender for the benefit of Purchasers and other holders of Senior Indebtedness, and shall be promptly delivered, in kind, to Purchasers, to the extent necessary to pay in full all Senior Indebtedness (first the Senior Debt) in accordance with its terms and after giving effect to any concurrent payment or distribution to Purchasers and/or applicable other holders of Senior Indebtedness. Each holder of Senior Indebtedness, including but not limited to Agent and Purchasers, shall be third party beneficiaries to this Section 3 with a vested interest (and the same shall not be modified in any way without their consent, in their respective sole and absolute discretion).

4. Subrogation. To the extent permitted by Nevada law, and until all Guaranteed Obligations have been paid in full, Guarantors shall have no right of subrogation and waive any right to enforce any remedy which Lender now has or may hereafter have against the Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender.

5. Waiver. Each Guarantor specifically and knowingly waives to the fullest extent permitted by applicable law (a) any defense that may arise by reasons of the incapacity, lack of authority, death or disability of, or revocation hereof by any other or others; and (b) demand, protest, and notice of any other kind including, without limiting the generality of the foregoing, notice of the existence, creation, or incurring of any new or additional indebtedness or obligation or of any action or non- action on the part of the Borrower, Lender, any endorser, Guarantor under this or any other instrument or creditor of the Borrower, or any other person whomever, in connection with any Guaranteed Obligation or evidence thereof.

6. Application of Payments. With or without notice to Guarantors, Lender, in his sole discretion, may (a) apply any or all payments or recoveries from the Borrower or from any Guarantor in such manner and order or priority as set forth under the terms of the Note and/or the Purchase Agreement; and (b) refund to the Borrower any payment received by Lender upon any Guaranteed Obligation, and payment of the amount refunded shall be fully guaranteed hereby.

7. Fraudulent or Preferential Transfers. The Guaranteed Obligations and this Guaranty shall include any monies or value of any property which Lender receives in payment or discharge of the Guaranteed Obligations and returns or relinquishes, voluntarily or involuntarily, to the Borrower or its representatives or assigns pursuant to any federal or state any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder pertaining to the return of monies or property as a fraudulent or preferential transfer or otherwise and Lender’s right hereunder shall be revived and reinstated, and the enforceability of this Guaranty shall continue as to any amount paid on account of the Guaranteed Obligations that is required to be so restored or returned by Lender. It is the intention of the parties hereto that Guarantors’ obligations hereunder shall not be discharged except by Guarantors’ performance of such obligations and then only to the extent of such performance.

8. Exclusiveness. The amount of Guarantors’ liability and all rights, powers and remedies of the Lender hereunder, and under any other agreement now or at any time hereafter in force between the Lender and Guarantors relating to any indebtedness of the Borrower to the Lender, shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness of the Borrower to the Lender or any other guaranty of Guarantors in favor of Lender.

9. Both Spouses’ Community Property Bound. Any married person who signs this Guaranty acknowledges that, under Nevada Revised Statutes Section 123.230, his or her signature will subject the entire community property estate of both spouses and the separate property of the signing spouse to execution for the obligation under this Guaranty.

10. Entire Agreement. This instrument is intended by Guarantors and Lender as a final expression of this Guaranty and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof. This Guaranty is intended as a complete and exclusive statement of its terms and no course of dealing between Guarantors and Lender, no course of performance, no trade practices or usage, and no parole evidence of any nature, shall be used to contradict, vary, supplement or modify any terms hereof. There are no oral agreements between Guarantors and Lender. There are no conditions to the full effectiveness of this Guaranty.

11. Enforcement Costs. Guarantors agree to pay to Lender, without demand, reasonable attorneys’ fees and all costs and other expenses which Lender expends or incurs in enforcing this Guaranty in any action or proceeding, whether or not suit is filed, and including reasonable fees, costs and expenses incurred in connection with bankruptcy and appellate proceedings (“Enforcement Costs”). The Guaranteed Obligations shall include the Enforcement Costs.

12. Heirs and Successors. This Guaranty shall inure to the benefit of Lender, his successors and assigns, including the assignees of any of the Guaranteed Obligations, and shall bind the successors and assigns of Guarantors. This Guaranty shall automatically inure to the benefit of, and be enforceable by, any holder of any of the Guaranteed Obligations.

13. Gender and Number. As used herein, when the context requires such an interpretation, the singular includes the plural and vice versa, and the neuter gender includes the masculine and feminine.

14. Applicable Law. This Guaranty shall be governed and construed in accordance with the laws of the State of Nevada. This Guaranty shall constitute the entire agreement between Guarantors and Lender with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the parties hereto unless expressed herein. Each Guarantor hereby consents to the exclusive jurisdiction and venue of the state and federal courts located in Clark County, Nevada.

15. Severability. In the event any provision herein is determined by a court of competent jurisdiction to be unenforceable, illegal or invalid for any reason, such enforceability, illegality or invalidity shall not otherwise affect this Guaranty.

16. WAIVER OF RIGHT TO TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY KNOWLINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION, CLAIM, DEMAND, PROCEEDING OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS (A) GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (B) THE DEALINGS OF LENDER, BORROWER, AND GUARANTORS, OR ANY OF THEM, WITH RESPECT TO THE NOTE, THE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN), IN EACH CASE WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL OR EQUITABLE THEORY OR PRINCIPLE. AS OF THE DATE HEREOF, EACH OF THE PARTIES HERETO CERTIFIES TO THE OTHER PARTY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH LEGAL ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES AND AGREES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE NOTE AND THE PURCHASE AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 16. THE PARTIES HERETO HEREBY AGREE AND CONSENT THAT ANY SUCH LEGAL ACTION, CLAIM, DEMAND, PROCEEDING OR COUNTERCLAIM SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER OR ANY GUARANTOR MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE PARTIES’ WAIVER OF ANY RIGHT TO A TRIAL BY JURY SET FORTH HEREIN.

17. Representations and Warranties. Holdings hereby represents, warrants, and covenants for itself and the other Guarantors that: (a) Holdings has a financial interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from the Note and Purchase Agreement to Borrower and from the making of this Guaranty by Holdings and the other Guarantors are subsidiaries of Holdings and will derive a benefit from this Guaranty; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantors; (c) to the best of Holdings’ knowledge, Holdings is not, and the execution, delivery and performance by Holdings of this Guaranty will not cause Holdings to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Holdings is bound; and (d) there is no litigation pending or, to the knowledge of Holdings, threatened by or before any tribunal against or materially affecting Holdings. (e) after giving effect to this Guaranty, Holdings is solvent, is not engaged in business or a transaction for which the property of Holdings is an unreasonably small capital, and has not incurred debts that will be beyond its ability to pay as such debts mature; and (f) Holdings has read and fully understands the provisions contained in the Note and the Purchase Agreement. Holdings’ representations, warranties and covenants are a material inducement to Lender to enter into the Note and Purchase Agreement and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantors, any other party, or any security for all or any part of the Guaranteed Obligations.

18. No Waiver by Lender. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver by Lender of the right to take other action in the same, similar or other instances without such notice or demand.

19. Notice. All notices, consents or communications contemplated hereunder shall be in writing and shall be deemed to have been properly given if sent by electronic copy, hand delivery, overnight courier or certified mail, postage prepaid, addressed to the parties at the addresses specified herein.

20. Amendment. This Guaranty may be amended only by an instrument in writing executed by the parties hereto.

21. Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

22. Security. This Guaranty shall be secured by Holdings with a Stock Pledge in the Borrower to be entered into on even date herewith and the assets of the Guarantors pursuant to a Security Agreement to be entered into between CMD, Finish and Lender of even date herewith.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantors have executed and delivered this Guaranty as of December 16, 2024.

GUARANTORS:

1847 Holdings LLC, a
Delaware limited liability company

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Chief Executive Officer

CMD Inc, a Nevada corporation

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

CMD Finish Carpentry LLC,
a Nevada limited liability company

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

LENDER:

The CD Trust, dated October 18, 2021

/s/ Christopher M. Day
Christopher M. Day, Trustee